Exhibit 10.3

Investor Rights Agreement

This Investor Rights Agreement (this “Agreement”), dated as of August 9, 2021, is among Environmental Impact Acquisition Corp., a Delaware corporation (the “Company”), and the other parties hereto identified as a “Holder” on the signature pages and Schedule A hereto (each, a “Holder” and collectively, the “Holders”). Capitalized terms used but not defined herein have the meanings assigned to them in the Business Combination Agreement dated as of the date hereof (the “Business Combination Agreement”), among the Company, Honey Bee Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and GreenLight Biosciences, Inc., a Delaware corporation (“GreenLight”).

WHEREAS, the Company, Merger Sub and GreenLight are parties to the Business Combination Agreement, pursuant to which, among other things, on the Closing Date (as defined in the Business Combination Agreement), Merger Sub will merge (the “Merger”) with and into GreenLight, with GreenLight surviving the Merger as a wholly owned subsidiary of the Company, and the Company will change its name to “GreenLight Biosciences, Inc.”;

WHEREAS, the Company, HB Strategies LLC, a Delaware limited liability company (“HB Strategies”), CG Investments Inc. VI, a Canadian corporation (the “Sponsor”), and the Independent Directors (as defined herein, and, together with HB Strategies and the Sponsor, the “Original Holders”) are parties to a Registration Rights Agreement dated as of January 13, 2021 (the “Prior Agreement”);

WHEREAS, the Holders designated as “New Holders” on Schedule A (the “New Holders”) will receive upon consummation of the Merger shares of the Company’s Common Stock on the Closing Date pursuant to the Business Combination Agreement;

WHEREAS, the Company has entered into separate Subscription Agreements (collectively, the “Subscription Agreements”) dated as of the date hereof with certain investors (the “PIPE Investors”), pursuant to which the Company has agreed to issue and sell to the PIPE Investors the number of shares of Common Stock set forth in such Subscription Agreements (the “PIPE Shares”) in exchange for the purchase price set forth therein, on the terms and subject to the conditions set forth therein; and

WHEREAS, contingent upon and effective as of the Effective Time (as defined in the Business Combination Agreement), the parties to the Prior Agreement desire to terminate the Prior Agreement and to provide for certain rights and obligations included herein and to include the New Holders.

NOW, THEREFORE, in consideration of the foregoing, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. For purposes of this Agreement, the following terms and variations thereof have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or Chief Financial Officer of the Company, after consultation with outside counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus or any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Assumed Warrants” shall mean the Assumed Warrants (as defined in the Business Combination Agreement).

“Block Trade” shall mean any non-marketed underwritten offering taking the form of a block trade to a financial institution, “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or institutional “accredited investor” (as defined in Rule 501(a) of Regulation D under the Securities Act), bought deal, over-night deal or similar transaction that does not include “road show” presentations to potential investors, the issuance of a “comfort letter” by the Company’s auditors, or the issuance of a legal opinion or negative assurance letter by the Company’s legal counsel.

“Board” shall mean the Board of Directors of the Company.

“Business Combination” shall mean any merger, consolidation, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses, involving the Company.

“Business Day” shall mean a day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Change in Control” shall mean the Transfer (whether or not by means of a Business Combination), in one transaction or a series of related transactions, to a person or group of affiliated persons of the Company’s voting securities if, after such Transfer, such person or group of affiliated persons (i) would hold outstanding securities representing a majority of the voting power of the Company (or the surviving, resulting or acquiring entity or a parent thereof), (ii) would otherwise have the power to control the board of directors (or its nearest equivalent) of the Company (or the surviving, resulting or acquiring entity or a parent thereof) or (iii) would otherwise have the power to direct the operations of the Company (or the surviving, resulting or acquiring entity or a parent thereof).

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall mean the Company’s Class A common stock, par value $0.0001 per share.

“Company” shall have the meaning given in the Preamble.

“Demand Registration” shall have the meaning given in subsection 2.1.1.

“Demand Requesting Holder” shall have the meaning given in subsection 2.1.1.

“Demanding Holders” shall have the meaning given in subsection 2.1.1.

“Director Warrants” shall mean the warrants issued to the Independent Directors pursuant to the Warrant Grant Agreements dated as of January 13, 2021 between the Company and each of the Independent Directors, which warrants entitle the Independent Directors to purchase an aggregate of 150,000 shares of Common Stock.

“Effectiveness Expiration” shall have the meaning given in subsection 2.3.1.

“Effective Time” shall have the meaning set forth in the Business Combination Agreement.

“Entity” shall have the meaning given in subsection 5.2.5.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-1” shall mean a Registration Statement on Form S-1 or any comparable successor form or forms thereto.

“Form S-3” shall mean a Registration Statement on Form S-3 or any comparable successor form or forms thereto.

“Founder Shares” shall mean the 5,175,000 shares of Class B Common Stock, par value $0.0001 per share, of the Company, outstanding on the date hereof and held by HB Strategies, the Sponsor and the Independent Directors, which shares will convert into 5,175,000 shares of Common Stock at the Effective Time.

“HB Strategies” shall have the meaning given in the Recitals.

“Holders” shall have the meaning given in the Preamble.

“Holders Majority” shall have the meaning given in Section 7.11.

“Independent Directors” shall mean David Brewster, Deval L. Patrick and Dean Seavers.

“Liquidation Event” shall mean any of the following that occur following the Effective Time: (i) the acquisition of the Company by another person or entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any Business Combination but excluding any sale of stock for capital-raising purposes) other than a transaction or series of related transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, as a result of equity securities in the Company held by such holders prior to such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of the Company (or the surviving or resulting entity or a parent thereof); (ii) a sale, lease, transfer, exclusive license or other disposition of all or substantially all of the assets of the Company and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Company; or (iii) any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

“Lock-up Shares” shall mean (i) any shares of Common Stock issued pursuant to the Merger, (ii) the Rollover Options, the Assumed Warrants and the shares of Common Stock issuable upon exercise thereof, (iii) the Founder Shares and the shares of Common Stock issuable upon conversion thereof, (iv) the Private Placement Warrants, the Sponsor Warrants, the Director Warrants, the Working Capital Warrants and the shares of Common Stock issuable upon exercise thereof and (v) any other equity security of the Company issued or issuable with respect to any of the foregoing by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise. For avoidance of doubt, the Lock-up Shares shall not include (x) any shares of Common Stock acquired in open market transactions, (y) any Public Warrants or any shares of Common Stock issuable upon exercise thereof or (z) any shares of Common Stock acquired pursuant to the Subscription Agreements.

“Maximum Number of Securities” shall have the meaning given in subsection 2.1.4.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements made in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“New Holders” shall have the meaning given in the Recitals.

“New Holders Majority” shall have the meaning given in Section 7.11.

“New Registration Statement” shall have the meaning given in subsection 2.3.4.

“Original Holders” shall have the meaning given in the Recitals.

“Original Holders Majority” shall have the meaning given in Section 7.11.

“Permitted Transferee” shall mean any person or entity to whom Lock-up Shares may be Transferred pursuant to Section 5.2.1 through Section 5.2.10.

“Piggyback Registration” shall have the meaning given in subsection 2.3.1.

“PIPE Investors” shall have the meaning given in the Recitals.

“PIPE Shares” shall have the meaning given in the Recitals.

“Prior Agreement” shall have the meaning given in the Recitals.

“Private Placement Warrants” shall mean the warrants issued to HB Strategies pursuant to the Private Placement Warrants Purchase Agreement dated as of January 13, 2021 between the Company and HB Strategies, which warrants entitle HB Strategies to purchase an aggregate of 2,000,000 shares of Common Stock.

“Pro Rata” shall have the meaning given in subsection 2.1.4.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Public Warrants” shall mean the warrants issued by the Company pursuant to its initial public offering (including pursuant to the exercise of the underwriters’ over-allotment option), each of which currently entitles the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share.

“Registrable Security”, “Registrable Securities” shall mean the following securities held by any Holder: (i) any PIPE Shares and any shares of Common Stock issuable pursuant to the Business Combination Agreement, (ii) any shares of Common Stock issued to a Holder (or a Permitted Transferee) on or after the Closing Date upon exercise or conversion of the Founder Shares, the Private Placement Warrants, the Sponsor Warrants, the Director Warrants, the Working Capital Warrants, the Rollover Options or the Assumed Warrants and (iii) any other equity security of the Company issued or issuable with respect to any such shares of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, spin-off, reorganization or other similar transaction; provided, however, that, as to any particular Registrable Security, such security shall cease to be a Registrable Security upon the earliest of the following to occur: (A) a Registration Statement with respect to the sale of such security shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Holder; (B) such securities shall have been otherwise transferred, new certificate(s) or notice(s) of book entry for such securities not bearing a legend restricting further transfer shall have been delivered by the Company to the transferee, and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold by the Holder thereof without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume or other restrictions or limitations); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement, Prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the documented, out-of-pocket expenses of a Registration or Underwritten Offering incurred by the Company, including, without limitation, the following:

(i) all registration and filing fees (including fees with respect to filings required to be made by any Underwriters, brokers or dealers with the Financial Industry Regulatory Authority, Inc.) and any national securities exchange on which the Common Stock is then listed;

(ii) fees and expenses of compliance with securities or “Blue Sky” laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with “Blue Sky” qualifications of Registrable Securities);

(iii) printing, messenger, telephone and delivery expenses;

(iv) reasonable fees and disbursements of counsel for the Company;

(v) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration or Underwritten Offering; and

(vi) in the case of a Demand Registration, reasonable fees and disbursements of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders initiating such Demand Registration to be registered for offer and sale in the applicable Registration, not to exceed $50,000.

“Registration Statement” shall mean any registration statement (and any successor thereto) that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holder” shall have the meaning given in subsection 2.3.5.

“Resale Shelf Registration Statement” shall have the meaning given in subsection 2.3.1.

“Rollover Options” shall mean the Rollover Options (as defined in the Business Combination Agreement).

“SEC Guidance” shall have the meaning given in subsection 2.3.4.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Selling Holders” shall mean any Holder electing to sell any of its Registrable Securities in a Registration.

“Sponsor” shall have the meaning given in the Recitals.

“Sponsor Warrants” shall mean the 600,000 warrants issued to the Sponsor pursuant to the Warrant Subscription Agreement dated as of January 13, 2021 between the Company and the Sponsor, which warrants entitle the Sponsor to purchase an aggregate of 600,000 shares of Common Stock.

“Subscription Agreements” shall have the meaning given in the Recitals.

“Takedown Requesting Holder” shall have the meaning given in subsection 2.3.5.

“Transfer” shall mean to, directly or indirectly (i) sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other agreement, arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any interest owned by a person or any interest (including a beneficial interest) in, or the ownership, control or possession of, any interest owned by a person or entity, (ii) establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder with respect to, any such interest, (iii) enter into any swap, short sale, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any such interest, whether any such transaction is to be settled by delivery of securities, in cash or otherwise, or (iv) make any public announcement of any intention to effect any transaction specified in clause (i), (ii) or (iii).

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.”

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public, including for the avoidance of doubt an Underwritten Shelf Takedown.

“Underwritten Shelf Takedown” shall have the meaning given in subsection 2.3.5.

“Working Capital Warrants” shall mean warrants having terms equivalent to the Private Placement Warrants and issued on or before the Closing Date to the Sponsor, HB Strategies, an affiliate of the Sponsor or HB Strategies, or a director or officer of the Company upon conversion of loans made to the Company at a conversion price of $1.00 per warrant, which warrants entitle the holders thereof to purchase an aggregate of up to 1,500,000 shares of Common Stock.

ARTICLE II

REGISTRATION

Section 2.1 Demand Registration.

2.1.1 Request for Registration. Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, at any time and from time to time following the Effective Time (but subject to Article IV), Holders holding at least thirty percent (30%) of the then-outstanding number of Registrable Securities held by all Holders (such Holders, as the case may be, the “Demanding Holders”), may make a written demand for Registration of all or part of their Registrable Securities on Form S-3 (or, if Form S-3 is not available to be used by the Company at such time, on Form S-1 or another appropriate form permitting Registration of such Registrable Securities for resale by such Demanding Holders), which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, within ten (10) days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Demand Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Demand Requesting Holder(s) to the Company, such Demand Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall use its commercially reasonable efforts to effect, as soon thereafter as practicable, but not more than sixty (60) days immediately after the Company’s receipt of the Demand Registration (or ninety (90) days if the Commission or its staff notifies the Company that it will “review” the Registration Statement), the Registration of all Registrable Securities requested by the Demanding Holders and Demand Requesting Holders pursuant to such Demand Registration; provided that the Company shall not be obligated to effect any Registration under this subsection 2.1.1 if the Demanding Holders and Demand Requesting Holders propose to sell Registrable Securities with a total offering price (including piggyback securities and before deduction of underwriting discounts or commissions) reasonably expected to be less than, in the aggregate, $75,000,000. Under no circumstances shall the Company be obligated to effect more than an aggregate of two (2) Registrations pursuant to a Demand Registration under this subsection 2.1.1.

2.1.2 Effective Registration. Notwithstanding the provisions of subsection 2.1.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (ii) the Company has complied in all material respects with all of its obligations under this Agreement with respect thereto; provided, further, however, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency, the Registration Statement with respect to such Registration shall be deemed not to have been declared effective for purposes of counting Registrations under subsection 2.1.1 above unless and until (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing; provided, further, however, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or has been terminated.

2.1.3 Underwritten Offering. Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, if a majority-in-interest of the Demanding Holders advise the Company as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such Demanding Holder or Demand Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.1.3 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company, such Underwriter(s) to be reasonably acceptable to a majority-in-interest of the Demanding Holders.

2.1.4 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises the Company in writing (which written advice the Company shall make available to the Demanding Holders and the Demand Requesting Holders (if any) upon request) that the dollar amount or number of Registrable Securities that the Demanding Holders and the Demand Requesting Holders (if any) desire to sell, taken together with all other Common Stock or other equity securities that the Company desires to sell and the Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Demand Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Demand Requesting Holder (if any) has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding Holders and Demand Requesting Holders have requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), Common Stock or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.5 Demand Registration Withdrawal. In the case of a Demand Registration under subsection 2.1.1, a majority-in-interest of the Demanding Holders and the Demand

Requesting Holders (if any) shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter(s) (if any) of their intention to withdraw from such Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration (or after such Registration Statement has been declared effective and is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency). In the event of such withdrawal, the Holders exercising such right of withdrawal shall be responsible for the Registration Expenses incurred in connection with such Registration prior to such withdrawal under this subsection 2.1.5, unless the Holders of a majority-in-interest of the then-outstanding number of Registrable Securities held by all Holders forfeit their right to one (1) demand registration pursuant to Section 2.1.

2.1.6 The Company shall not be obligated to effect, or to take any action to effect, any Registration pursuant to Section 2.1.1 during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated Registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such Registration Statement to become effective.

Section 2.2 Piggyback Registration.

2.2.1 Piggyback Rights. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (other than pursuant to Section 2.1 and 2.3 of this Agreement), other than a Registration Statement (i) filed in connection with any equity compensation or other benefit plan, (ii) for an exchange offer, (iii) for an offering of securities solely to the Company’s existing stockholders, (iv) for an offering of debt that is convertible into equity securities of the Company, (v) filed on Form S-4 related to any merger, acquisition, business combination or other transaction subject to Rule 145 under the Securities Act (or any successor thereto), (vi) for a dividend reinvestment plan or (vii) any Block Trade, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter(s), if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration, a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its commercially reasonable efforts to cause the managing Underwriter(s) of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable

Securities through an Underwritten Offering under this subsection 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.

2.2.2 Reduction of Piggyback Registration. If the managing Underwriter(s) in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company in writing (which written advice the Company shall make available to the Holders of Registrable Securities participating in the Piggyback Registration upon request) that the dollar amount or number of shares of Common Stock that the Company desires to sell, taken together with (i) the shares of Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2.1 hereof, and (iii) the shares of Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

(i) If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, Pro Rata, based on the respective number of Registrable Securities that each Holder has so requested to be included in such Registration, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities; and

(ii) If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1, Pro Rata based on the respective number of Registrable Securities that each Holder has so requested to be included in such Registration, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), Common Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.2.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration, or, if such Piggyback Registration is in connection with an underwritten offering pursuant to an effective shelf registration statement, then prior to the public announcement of such offering. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time (including after effectiveness of such Registration Statement). Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.2.4 Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.1 hereof.

2.2.5 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 at any time whether or not any Holder of Registrable Securities has elected to include securities in such registration (including after effectiveness of such Registration Statement).

Section 2.3 Resale Shelf Registration Rights.

2.3.1 Registration Statement Covering Resale of Registrable Securities. The Company shall use commercially reasonable efforts to prepare and file or cause to be prepared and filed with the Commission, no later than forty-five (45) days following the Closing Date (the “Filing Deadline”), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act or any successor thereto registering the resale from time to time by Holders of all of the Registrable Securities held by the Holders (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form S-3 (or, if Form S-3 is not available to be used by the Company at such time, on Form S-1 or another appropriate form permitting Registration of such Registrable Securities for resale). If the Resale Shelf Registration Statement is initially filed on Form S-1 and thereafter the Company becomes and remains eligible to use Form S-3 for secondary sales, the Company shall, as promptly as practicable, cause such Resale Shelf Registration Statement to be amended, or shall file a new replacement Resale Shelf Registration Statement, such that the Resale Shelf Registration Statement is on Form S-3. The Company shall use commercially reasonable efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing; provided, however, that the Company’s obligations to include the Registrable Securities held by a Holder in the Resale Shelf Registration Statement are contingent upon such Holder furnishing in writing to the Company such information regarding the Holder, the securities of the Company beneficially owned by the Holder, the intended method of disposition of the Registrable Securities, and transactions and relationships with the Company and its affiliates as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and the Holder shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations. Once effective, the Company shall use commercially reasonable efforts to keep the Resale Shelf Registration Statement and Prospectus included therein continuously effective and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, to ensure that another Registration Statement is available, under the Securities Act at all times until the earliest (such earliest date, the “Effectiveness Expiration”) of (i) three (3) years from the date of effectiveness of such Registration Statement, (ii) the date on which all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement and (iii) the date on which all Registrable Securities and other securities covered by such Registration Statement have ceased to be Registrable Securities. The Registration Statement filed with the Commission pursuant to this subsection 2.3.1 shall contain a prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date of such Registration Statement (subject to lock-up restrictions provided in Section 5.1 of this Agreement), and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, Holders.

2.3.2 Notification and Distribution of Materials. The Company shall notify the Holders in writing of the effectiveness of the Resale Shelf Registration Statement as soon as practicable, and in any event within one (1) Business Day after the Resale Shelf Registration Statement becomes effective, and shall furnish to them, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement.

2.3.3 Amendments and Supplements. Subject to the provisions of Section 2.3.1 above, the Company shall use commercially reasonable efforts to promptly prepare and file with the Commission from time to time such amendments and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities, in each case until the Effectiveness Expiration. If any Resale Shelf Registration Statement filed pursuant to Section 2.3.1 is filed on Form S-3 and thereafter the Company becomes ineligible to use Form S-3 for secondary sales, the Company shall promptly notify the Holders of such ineligibility and use its commercially reasonable efforts to file a shelf registration on an appropriate form as promptly as practicable to replace the shelf registration statement on Form S-3 and have such replacement Resale Shelf Registration Statement declared effective as promptly as practicable and to cause such replacement Resale Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Resale Shelf Registration Statement is available or, if not available, that another Resale Shelf Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until the Effectiveness Expiration; provided, however, that at any time the Company once again becomes eligible to use Form S-3, the Company shall cause such replacement Resale Shelf Registration Statement to be amended, or shall file a new replacement Resale Shelf Registration Statement, such that the Resale Shelf Registration Statement is once again on Form S-3.

2.3.4 SEC Cutback. Notwithstanding the registration obligations set forth in this Section 2.3, in the event the Commission or its staff informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Resale Shelf Registration Statement as required by the Commission or its staff and/or (ii) withdraw the Resale Shelf Registration Statement and file a new registration statement (a “New Registration Statement”) on Form S-3, or if Form S-3 is not then available to the Company for such registration statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”). Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder to further limit its Registrable Securities to be included on the Registration Statement, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a Pro Rata basis based on the total number of Registrable Securities held by the Holders, subject to a determination by the Commission or its staff that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders. In the event the Company amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement.

2.3.5 Underwritten Shelf Takedown. At any time and from time to time after a Resale Shelf Registration Statement on Form S-3 has been declared effective by the Commission and remains effective, the Holders may request to sell all or any portion of the Registrable Securities in an underwritten offering that is registered pursuant to such Resale Shelf Registration Statement (each, an “Underwritten Shelf Takedown”); provided, however, that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering of the requesting Holders’ Registrable Securities has a total offering price (including piggyback securities and before deduction of underwriting discounts or commissions) reasonably expected to exceed, in the aggregate, $75,000,000. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company at least twenty (20) days prior to the public announcement of such Underwritten Shelf Takedown, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. Except in the case of a requested Underwritten Shelf Takedown in the form of a Block Trade, following receipt of a request for an Underwritten Shelf Takedown, the Company shall promptly notify the other Holders of the request and of their right to participate in the Underwritten Shelf Takedown, which shall specify the anticipated public announcement date. The Company shall include in any Underwritten Shelf Takedown the securities requested to be included by any Holder (each a “Takedown Requesting Holder”) at least four Business Days prior to the anticipated public announcement date of such Underwritten Shelf Takedown set forth in the Company notice pursuant to written contractual piggyback registration rights of such Holder (including those set forth herein). All such Holders proposing to distribute their Registrable Securities through an Underwritten Shelf Takedown under this subsection 2.3.5 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company, such Underwriter(s) to be reasonably acceptable to a majority-in-interest of the Takedown Requesting Holders initiating the Underwritten Shelf Takedown.

2.3.6 Reduction of Underwritten Shelf Takedown. If the managing Underwriter(s) in an Underwritten Shelf Takedown, in good faith, advise(s) the Company in writing (which written advice the Company shall make available to the Takedown Requesting Holders upon request) that the dollar amount or number of Registrable Securities that the Takedown Requesting Holders desire to sell, taken together with all other shares of the Common Stock or other equity securities that the Company desires to sell, exceeds the Maximum Number of Securities, then the Company shall include in such Underwritten Shelf Takedown, as follows: (i) first, the Registrable Securities of the Takedown Requesting Holders, Pro Rata based on the respective number of Registrable Securities that each Takedown Requesting Holder has so requested to be included in such Underwritten Shelf Takedown, that can be sold without exceeding the Maximum Number of Securities; and (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities.

2.3.7 Limit on Underwritten Shelf Takedowns. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1. Under no circumstances shall the Company be obligated to effect more than an aggregate of three (3) Underwritten Shelf Takedowns in any 12-month period.

2.3.8 Block Trades. If the Company shall receive a request from a Holder or Holders of Registrable Securities that the Company effect the sale of Registrable Securities with a total offering price (before deduction of underwriting discounts or commissions) reasonably expected to exceed, in the aggregate, $25,000,000 in an Underwritten Shelf Takedown in the form of a Block Trade (which notice shall contain the information required to be disclosed in the relevant Prospectus with respect such Block Trade), then the Company shall use commercially reasonable efforts, as expeditiously as possible, to cooperate and effect the offering of the

Registrable Securities in such Block Trade, without giving any effect to any required notice periods or delivery of notices to any other Holders. A Holder in the aggregate may demand no more than two (2) Block Trades pursuant to this Section 2.3.8 in any twelve (12) month period. Any offering conducted as a Block Trade will not count as an Underwritten Shelf Takedown for the purposes of Section 2.3.7.

2.3.9 Withdrawal. A majority-in-interest of the Takedown Requesting Holders shall have the right to withdraw from an Underwritten Shelf Takedown (including a Block Trade) for any or no reason whatsoever upon written notification to the Company and the Underwriter(s) (if any) of their intention to withdraw from such Underwritten Shelf Takedown (or Block Trade) before the filing of the applicable “red herring” prospectus or prospectus supplement used to market such Underwritten Shelf Takedown (or Block Trade). In the event of such withdrawal of an Underwritten Shelf Takedown that is not a Block Trade, the Holders exercising such right of withdrawal shall be responsible for the Registration Expenses incurred in connection with such Registration prior to such withdrawal under this subsection 2.3.8, unless the Holders of a majority-in-interest of the then-outstanding number of Registrable Securities held by all Holders forfeit their right to one (1) Underwritten Shelf Takedown during the succeeding twelve (12) month period. In the event of such withdrawal of a Block Trade, the Holders exercising such right of withdrawal shall be responsible for the Registration Expenses incurred in connection with such Registration prior to such withdrawal under this subsection 2.3.8.

Section 2.4 Restrictions on Registration Rights. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to (but may, at its sole option) file a Registration Statement pursuant to a Demand Registration request made under Section 2.1 or effectuate any Underwritten Shelf Takedowns (including any Block Trade) pursuant to any request made under Section 2.3 during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company initiated Registration, provided that the Company continues to actively employ, in good faith, commercially reasonable efforts to cause the applicable Registration Statement to become effective.

ARTICLE III

COMPANY PROCEDURES

Section 3.1 General Procedures. If at any time on or after the Effective Time the Company is required to effect the Registration of Registrable Securities, the Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall use its commercially reasonable efforts, as expeditiously as possible, to:

3.1.1 prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the Holders or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriter(s), if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities, use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “Blue Sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 advise each Holder of Registrable Securities covered by such Registration Statement, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

3.1.9 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus, furnish a draft copy thereof to each seller of such Registrable Securities or its counsel;

3.1.10 notify the Holders, at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Company reasonable believes the Prospectus included in such Registration Statement, as then in effect, includes a potential Misstatement, and then correct such potential Misstatement as set forth in Section 3.4 hereof;

3.1.11 permit a representative of the Holders selected by a majority-in-interest of the Holders participating in a Registration, the Underwriter(s), if any, and any attorney or accountant retained by such Holders or Underwriter(s) to participate, at each such person’s own expense (except as otherwise set forth herein), in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter(s), attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriter(s) enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.12 in the event of an Underwritten Registration, obtain from the Company’s independent registered public accountants a “cold comfort” letter in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter(s) may reasonably request, and reasonably satisfactory to such managing Underwriter(s);

3.1.13 in the event of an Underwritten Registration, on the date the Registrable Securities are delivered for sale pursuant to such Registration, if requested by the Underwriter(s), if any, obtain an opinion and negative assurance letter, dated such date, of counsel representing the Company for the purposes of such Registration addressed to the Underwriter(s) covering such legal matters with respect to the Registration in respect of which such opinion and negative assurance letter are being given as are customarily included in such opinions and negative assurance letters;

3.1.14 in the event of any Underwritten Registration, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter(s) of such offering;

3.1.15 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration

Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.16 if a Registration, including an Underwritten Offering, involves the Registration of Registrable Securities having a total offering price (including piggyback securities and before deduction of underwriting discounts or commissions) reasonably expected to exceed $75,000,000, use its commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter(s) in any Underwritten Offering; and

3.1.17 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

Section 3.2 Registration Expenses. Except as set forth in Section 2.1.5, all Registration Expenses shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

Section 3.3 Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements; provided however, that no party to this Agreement as a condition to participating in an Underwritten Offering may be required to enter into any lock-up or similar agreement with any underwriter for a period of more than 90 days from the date of the pricing of the Underwritten Offering.

Section 3.4 Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that it reasonably believes that a Registration Statement or Prospectus contains a potential Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until he, she or it has received copies of a supplemented or amended Prospectus correcting the potential Misstatement or until he, she, or it is advised in writing by the Company that the use of the Prospectus may be resumed, provided that the Company agrees to use its commercially reasonable efforts to prepare and file any required supplement or amendment correcting any Misstatement promptly after the time of such notice and, if necessary, to request the immediate effectiveness thereof. If the filing, initial effectiveness or continued use of a Registration Statement or Prospectus included in any Registration Statement at any time (i) would require the Company to make an Adverse Disclosure, (ii) would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, or (iii) in the good faith judgment of the Board, would be materially detrimental to the Company, the Company shall have the right to defer the filing, initial effectiveness or continued use of each Registration Statement and each Prospectus included in any Registration Statement pursuant to clause (i), (ii) or (iii), provided, however, that the Company shall not defer any such filing, initial effectiveness or use of a Registration Statement or Prospectus included in any Registration Statement pursuant to this Section 3.4 on more than three occasions or for more than ninety (90) consecutive calendar days, or more than one hundred twenty (120) total calendar days, in each case during any twelve-month period. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities.

Section 3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, agrees to use its commercially reasonable efforts to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings in electronic form upon request. The Company further agrees to use its commercially reasonable efforts to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any customary legal opinions as reasonably requested. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

Section 3.6 Limitations on Registration Rights. Other than the registration rights granted to the purchasers under the Subscription Agreements, the Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement. In the event of any conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail. Notwithstanding anything herein to the contrary, the Sponsor and any transferee that is an underwriter and related party (as defined in FINRA Rule 5110 and 5121) in connection with the initial public offering of the Company (i) may not exercise its rights under Section 2.1 and 2.2 hereunder after five (5) and seven (7) years, respectively, after the effective date of the registration statement relating to the Company’s initial public offering and (ii) may not exercise its rights under Section 2.1 more than one time.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

Section 4.1 Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its directors, general partners, managing members, managers, officers, agents and employees and each person who controls (within the meaning of the Securities Act) such Holder against all losses, claims, damages and liabilities and expenses (including reasonable and documented out-of-pocket attorneys’ fees) caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, preliminary prospectus or amendment or supplement thereto, in the light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in or omitted from any information furnished in writing to the Company by or on behalf of such Holder expressly for use therein. In the underwriting agreement for any Underwritten Offering, the Company shall indemnify the Underwriter(s), their officers and directors and each person who controls (within the meaning of the Securities Act) such Underwriter(s) on customary terms and conditions.

4.1.2 In connection with any Registration Statement or Prospectus in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors, officers, agents and employees and each person who controls (within the meaning of the Securities Act) the Company against any losses, claims, damages, liabilities and expenses (including without limitation reasonable and documented out-of-pocket attorneys’ fees) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, preliminary prospectus or amendment or supplement thereto, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue or alleged untrue statement or omission or alleged omission is contained in or omitted from any information or affidavit so furnished in writing by or on behalf of such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be limited to the net proceeds actually received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. In the underwriting agreement for any Underwritten Offering, the Holders of Registrable Securities participating in such Underwritten Offering shall indemnify the Underwriter(s), their officers and directors and each person who controls (within the meaning of the Securities Act) such Underwriter(s) on customary terms and conditions.

4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it may seek indemnification (provided, however, that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder except to the extent such failure has materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party assumes the defense of any claim, the indemnifying party shall not be obligated to pay any fees or expenses thereafter incurred by the indemnified party with respect to such claim. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. The indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without the prior written consent of the indemnifying party (but such consent shall not be unreasonably withheld, conditioned or delayed). No indemnifying party shall, without the prior written consent of the indemnified party (but such consent shall not be unreasonably withheld, conditioned or delayed), consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses which are expressly indemnifiable pursuant to the terms of Section 4.1, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds actually received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation. In the underwriting agreement for any Underwritten Offering, the Company and the Holders of Registrable Securities participating in such Underwritten Offering shall provide for contribution on customary terms and conditions to any losses, claims, damages, liabilities and expenses incurred by the Underwriter(s), their officers and directors and each person who controls (within the meaning of the Securities Act) such Underwriter(s).

4.1.6 Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with an Underwritten Offering conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

ARTICLE V

LOCK-UP

Section 5.1 Lock-Up. Except as permitted by Section 5.2 and pursuant to Section 5.3, each Holder shall not Transfer any Lock-up Shares beneficially owned or owned of record by such Holder until the close of business on the date that is 180 days from the Closing Date (the “Lock-up Period”).

Section 5.2 Exceptions. The provisions of Section 5.1 shall not apply to:

5.2.1 Transfers pursuant to a qualified domestic relations order, court order or in connection with a divorce settlement;

5.2.2 Transfers as a bona fide gift or charitable contribution;

5.2.3 Transfers to a trust, family limited partnership or other entity formed primarily for estate planning purposes for the primary benefit of the spouse, domestic partner, parent, sibling, child or grandchild of the Holder or any other person with whom the Holder has a relationship by blood, marriage or adoption not more remote than first cousin and Transfers to any such family member;

5.2.4 Transfers by will or intestate succession upon the death of the Holder (it being understood and agreed that the appointment of one or more executors, administrators or personal representatives of the estate of a Holder shall not be deemed a Transfer hereunder to the extent that such executors, administrators and/or personal representatives comply with the terms of this Article V on behalf of such estate);

5.2.5 if the Holder is a corporation, partnership (whether general, limited or otherwise), limited liability company, trust or other business entity (each, an “Entity”), (i) Transfers to another Entity that controls, is controlled by or is under common control or management with the Holder, or (ii) dividends, distributions or other dispositions to direct or indirect stockholders, partners, limited liability company members or other equity holders of the Holder, including, for the avoidance of doubt, where the Holder is a partnership, to its general partner or a successor partnership, fund or investment vehicle, or any other partnerships, funds or investment vehicles controlled or managed by such partnership;

5.2.6 if the Holder is a trust, Transfers to a trustor or beneficiary of such trust or to the estate of a beneficiary of such trust;

5.2.7 Transfers to the Company’s officers, directors or their affiliates;

5.2.8 Transfers to any other Holder or the direct or indirect stockholders, partners, limited liability company members or other equity holders of a Holder, any affiliates of any Holder or any related partnerships, funds or investment vehicles controlled or managed by such persons or entities;

5.2.9 pledges or postings of Lock-up Shares as security or collateral in connection with any borrowing or the incurrence of any indebtedness by any Holder; provided, however, that such borrowing or incurrence of indebtedness is secured by a portfolio of assets or equity interests issued by multiple issuers (it being understood and agreed that the Permitted Transferee’s written agreement to be bound by the provisions of this Agreement with respect to the Lock-up Shares Transferred to such Permitted Transferee need not take effect until the Permitted Transferee takes possession of the Lock-up Shares as a result of a foreclosure, margin call or similar disposition);

5.2.10 Transfers to a nominee or custodian of a person or Entity to whom a Transfer would be permissible under Sections 5.2.2 through 5.2.9;

5.2.11 Transfers pursuant to a bona fide third-party merger, consolidation, stock exchange, asset acquisition, stock purchase, recapitalization, other business combination or other transaction or series of related transactions involving a Change in Control of the Company; provided, however, that in the event that such merger, consolidation, stock exchange, asset acquisition, stock purchase, recapitalization, other business combination or other transaction is not completed, the Lock-up Shares subject to this Article V shall remain subject to this Article V;

5.2.12 Transfers to the Company (including without limitation Transfers to the Company to pay the exercise price of any option or warrant or to satisfy any tax withholding obligations in connection with the exercise of any option or warrant or the vesting of any stock-based awards) or in connection with the liquidation or dissolution of the Company;

5.2.13 the establishment of a trading plan pursuant to Rule 10b5-1 promulgated under the Exchange Act; provided, however, that such plan does not provide for the Transfer of any Lock-up Shares during the Lock-Up Period; for the avoidance of doubt, any Lock-up Shares subject to any such plan shall continue to be subject to the restrictions on Transfer set forth in this Article V; or

5.2.14 Transfers to generate proceeds (on an after-tax basis) to pay the exercise price of, and/or satisfy tax withholding obligations in connection with, the exercise of options to purchase shares of Common Stock expiring within the Lock-up Period (including without limitation a “broker-assisted cashless exercise” involving a market sale);

provided, however, that in the case of any Transfer pursuant to Sections 5.2.2 through 5.2.10, each Permitted Transferee shall have first executed and delivered to the Company a written agreement, in form and substance reasonably satisfactory to the Company, to be bound by the provisions of this Article V with respect to the Lock-up Shares Transferred to such Permitted Transferee. Notwithstanding the provisions set forth in Section 5.1 or Section 5.2 above, nothing in this Article V or any other provision of this Agreement shall restrict or prohibit Transfers by HB Strategies of any securities of the Company other than the Lock-Up Shares, including any securities acquired in the Company’s initial public offering, in open market purchases, privately negotiated transaction, or otherwise.

Section 5.3 Release of Lock-Up Restrictions. The Lock-up Period shall end on the earlier of (A) the period set forth in Section 5.1 and (B) the date that the last sale price of the Common Stock equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 120 days after the Effective Time, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property. Notwithstanding the other provisions set forth herein, the Board may, in its sole discretion, determine to waive, amend, or repeal the restrictions set forth in Section 5.1 above, whether in whole or in part, provided that any such waiver, amendment or repeal shall (i) not make such restrictions more restrictive or apply for a longer period of time and (ii) require the unanimous approval of the directors present at any duly called meeting of the Board at which a quorum is present.

ARTICLE VI

TERMINATION

Section 6.1 Termination. This Agreement shall terminate upon the earliest to occur of: (i) the termination of the Business Combination Agreement in accordance with its terms, (ii) the date on which neither the Holders nor any of their permitted assignees holds any Registrable Securities, (iii) a Liquidation Event and (iv) the fifth (5th) anniversary of the Effective Time.

Section 6.2 Effect of Business Combination Termination. In the event of a termination of this Agreement as a result of the termination of the Business Combination Agreement, this Agreement shall become void and the Prior Agreement shall continue in full force and effect.

ARTICLE VII

GENERAL PROVISIONS

Section 7.1 Effectiveness of this Agreement; Termination of Prior Agreement. Upon execution and delivery of this Agreement, only Article VI and this Article VII shall become effective. The remainder of this Agreement shall only become effective at the Effective Time and prior to such date shall be of no force or effect. Pursuant to Section 5.6 of the Prior Agreement, the undersigned parties who are parties to the Prior Agreement hereby terminate the Prior Agreement effective at the Effective Time, with the intent and effect that the Prior Agreement shall be replaced and superseded in its entirety by this Agreement effective at the Effective Time. The undersigned parties who are parties to the Prior Agreement hereby agree that, until the Effective Time, no term, provision or condition of the Prior Agreement shall be amended, modified, supplemented or waived without the prior written consent of GreenLight.

Section 7.2 Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, on the date of transmission to such recipient (without an “error” or similar message that such e-mail was not received by such intended recipient), (iii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) three (3) business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at the following addresses or e-mail addresses (or at such other address or email address for a party as shall be specified in a notice given in accordance with this Section 7.2):

If to the Company prior to the Effective Time, to it at:

Environmental Impact Acquisition Corp.

535 Madison Avenue

New York, NY 10022

Attention: Legal Department

E-mail: lteipner@cgf.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

10250 Constellation Blvd., Suite 1100

Los Angeles, CA 90067

Attention: Steven B. Stokdyk

E-mail: steven.stokdyk@lw.com

If to the Company prior to the Effective Time or to GreenLight at any time, to it at:

GreenLight Biosciences, Inc.

200 Boston Avenue, Suite 3100

Medford, MA 02155

Attention: General Counsel

Email: notices@greenlightbio.com

with a copy (which shall not constitute notice) to:

Foley Hoag LLP

155 Seaport Blvd.

Boston, MA 02210

Attention: David A. Broadwin and John D. Hancock

E-mail: dab@foleyhoag.com; jdh@foleyhoag.com

and with a copy (which shall not constitute notice) to:

Foley Hoag LLP

1301 Avenue of the Americas, 25th Floor.

New York, NY 10019

Attention: Adrienne Ellman

E-mail: aellman@foleyhoag.com

If to a Holder, to the address or email address set forth for such Holder on its signature page hereof.

Section 7.3 Severability. If any term, condition or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

Section 7.4 Entire Agreement; Assignment; Joinder. Subject to the provisions of Section 7.1, this Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof; provided, however, that this Agreement does not supersede the Fifth Amended and Restated Investors’ Rights Agreement dated as of June 15, 2020 by and among GreenLight and the investors party thereto (such investors, the “GreenLight Investors”), which is expected to remain in effect until the Effective Time. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise) by any party without the prior written consent of the Company (and, until the Effective Time, GreenLight), except that a Holder may, without any such consent, assign such Holder’s rights under this Agreement to any Permitted Transferee by delivering to the Company (and, until the Effective Time, GreenLight) a written agreement executed and delivered by such Permitted Transferee, in form and substance reasonably satisfactory to the Company (and, until the Effective Time, GreenLight), to be bound by the provisions of this Agreement, whereupon such Permitted Transferee shall be a “Holder” hereunder. Each GreenLight Investor shall be entitled to become a party to this Agreement by executing and delivering to the Company a counterpart signature page hereto, whereupon such GreenLight Investor shall be a “Holder” hereunder.

Section 7.5 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto (and its successors and permitted assigns), and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person or entity any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, however, that each GreenLight Investor who is not a party hereto shall be a third-party beneficiary of the last sentence of Section 7.4.

Section 7.6 Governing Law; Exclusive Forum. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All legal actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in the

Delaware Chancery Court; provided, however, that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal action may be brought in any federal court located in the State of Delaware or any other Delaware state court. The parties hereto hereby (i) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (ii) agree not to commence any action relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or order rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action arising out of or relating to this Agreement or the transactions contemplated hereby, any claim that (A) it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (B) it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) (1) the action in any such court is brought in an inconvenient forum, (2) the venue of such action is improper or (3) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 7.7 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.7.

Section 7.8 Headings; Interpretation. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Unless the context of this Agreement clearly requires otherwise, use of the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation.” The words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if.” Any reference to a law shall include any rules and regulations promulgated thereunder, and shall mean such law as from time to time amended, modified or supplemented. References herein to any contract (including this Agreement) mean such contract as amended, supplemented or modified from time to time in accordance with the terms thereof.

Section 7.9 Counterparts. This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 7.10 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity, without proof of the inadequacy of money damages and without posting any bond or other security. Each of the parties hereby further waives (i) any defense in any action for specific performance that a remedy at law would be adequate and (ii) any requirement under any law to post security or a bond as a prerequisite to obtaining equitable relief.

Section 7.11 Amendment. Until the Effective Time, this Agreement may not be amended except by an instrument in writing signed by (i) the Company, (ii) Greenlight, (iii) New Holders (including Permitted Transferees) holding securities that at the Effective Time will become a majority-in-interest (such Holders, the “New Holders Majority”) of the then-outstanding number of Registrable Securities held by all New Holders (including Permitted Transferees) in their capacities as New Holders (including Permitted Transferees), (iv) Original Holders (including Permitted Transferees) holding a majority-in-interest (such Holders, the “Original Holders Majority”) of the then-outstanding number of Registrable Securities held by the Original Holders in their capacities as Original Holders (including Permitted Transferees) and (v) any Holder whose rights and/or obligations under this Agreement are materially and adversely affected by such amendment, unless such amendment is signed by Holders holding a majority-in-interest of the then-outstanding number of Registrable Securities (or, as applicable, securities that at the Effective Time will become such securities) held by all Holders whose rights and/or obligations under this Agreement are affected in a substantially similar manner. After the Effective Time, this Agreement may not be amended except by an instrument in writing signed by (i) the Company, (ii) Holders holding a majority-in-interest (such Holders, the “Holders Majority”) of the then-outstanding number of Registrable Securities held by all Holders and (iii) any Holder whose rights and/or obligations under this Agreement are materially and adversely affected by such amendment, unless such amendment is signed by Holders holding a majority-in-interest of the then-outstanding number of Registrable Securities held by all Holders whose rights and/or obligations under this Agreement are affected in a substantially similar manner.

Section 7.12 Waiver. At any time, the Company (and, until the Effective Time, Greenlight) may (i) extend the time for the performance of any obligation or other act of any Holder, (ii) waive any inaccuracy in the representations and warranties of any Holder contained herein or in any document delivered by such Holder pursuant hereto and (iii) waive compliance with any agreement of such Holder or any condition to its own obligations contained herein. Until the Effective Time, Greenlight, the New Holders Majority and the Original Holders Majority may, and after the Effective Time, the Holders Majority may, (i) extend the time for the performance of any obligation or other act of the Company, (ii) waive any inaccuracy in the representations and warranties of the Company contained herein or in any document delivered by the Company pursuant hereto and (iii) waive compliance with any agreement of the Company or any condition to their own obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties specified in this Section 7.12 for such extension or waiver. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder by such party.

Section 7.13 Further Assurances. At the request of the Company, in the case of any Holder, or at the request of any Holder, in the case of the Company, and without further consideration, each party shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

Section 7.14 No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party.

(Next Page is Signature Page)

IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

COMPANY:

Environmental Impact Acquisition Corp.

By:	/s/ Daniel Coyne
Name: Daniel Coyne
Title: Chief Executive Officer

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

CG INVESTMENTS INC. VI

By:	/s/ Jeff Barlow
Name: Jeff Barlow
Title: President

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

HB STRATEGIES LLC

By:	/s/ Richard Allison
Name: Richard Allison
Title: Authorized Signatory*

*Authorized Signatory
Hudson Bay Capital Management LP not individually, but solely as
Investment Advisor to HB Strategies LLC

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

ANDREY ZARUR

By:	/s/ Andrey Zarur
Name: Andrey Zarur
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

BAIRD VENTURE PARTNERS V
LIMITED PARTNERSHIP
By: Baird Venture Partners Management
Company V, LLC, its general partner

By:	/s/ Michael Liang
Name: Michael Liang
Title: Director

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

BAIRD V AFFILIATES FUND LIMITED PARTNERSHIP

By:	/s/ Michael Liang
Name: Michael Liang
Title: Director

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

BVP V SPECIAL AFFILIATES LIMITED PARTNERSHIP

By:	/s/ Michael Liang
Name: Michael Liang
Title: Director

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

FALL LINE ENDURANCE FUND, LP
By: Fall Line Endurance GP, LLC, its General Partner

By:	/s/ Eric O’Brien
Name: Eric O’Brien
Title: Managing Member

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

FURNEAUX CAPITAL HOLDCO, LLC

By:	/s/ Dave Furneaux
Name: Dave Furneaux
Title: Managing Partner

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

KHOSLA VENTURES SEED B (CF), LP

By:	/s/ John Demeter
Name: John Demeter
Title: General Counsel

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

KHOSLA VENTURES SEED B, LP

By:	/s/ John Demeter
Name: John Demeter
Title: General Counsel

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

KHOSLA VENTURES V, LP
By: Khosla Ventures Associates V, LLC, a Delaware limited liability company and general partner of Khosla Ventures V, LP

By:	/s/ John Demeter
Name: John Demeter
Title: General Counsel

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

KODIAK III ENTREPRENEURS FUND, L.P.

By:	/s/ Dave Furneaux
Name: Dave Furneaux
Title: Managing General Partner

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

KODIAK VENTURE PARTNERS III, L.P.
By: Kodiak Ventures Management III, L.P., its General Partner

By: Kodiak Ventures Management (GP), LLC, its General Partner

By: Kodiak Ventures Management Company, Inc., its Member

By:	/s/ Dave Furneaux
Name: Dave Furneaux
Title: Managing General Partner

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

MLS CAPITAL FUND II, L.P.

By:	/s/ Ganesh Kishore
Name: Ganesh Kishore
Title: Manager

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder: MORNINGSIDE VENTURE INVESTMENTS LIMITED

By:	/s/ Jill Marie Franklin/Frances Anne Elizabeth Richard
Name:	Jill Marie Franklin/Frances Anne Elizabeth Richard
Title:	Authorized Signatures

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

S2G VENTURES FUND I, L.P.
By its General Partner
S2G Ventures, LLC

By:	/s/ Sanjeev Krishnan
Name: Sanjeev Krishnan
Title: Manager

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

S2G VENTURES FUND II, L.P.
By its General Partner
S2G Ventures II, LLC

By:	/s/ Sanjeev Krishnan
Name: Sanjeev Krishnan
Title: Manager

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

S2G VENTURES FUND III, L.P.
By its General Partner
S2G Ventures III, LLC

By:	/s/ Sanjeev Krishnan
Name: Sanjeev Krishnan
Title: Manager

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

SERIES GREENLIGHT, a separate series of BlueIO Growth LLC

By:	/s/ Dave Furneaux
Name: Dave Furneaux
Title: Managing Partner

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

SERIES GREENLIGHT 2, a separate series of BlueIO Growth LLC

By:	/s/ Dave Furneaux
Name: Dave Furneaux
Title: Managing Partner

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

DAVID B. BREWSTER

By:	/s/ David B. Brewster
Name:	David B. Brewster
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

DEVAL L PATRICK

By:	/s/ Deval L Patrick
Name:	Deval L Patrick
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

Holder:

DEAN SEAVERS

By:	/s/ Dean Seavers
Name:	Dean Seavers
Title:

[Signature Page to Investor Rights Agreement]

Schedule A

Original Holders

CG Investments Inc. VI

HB Strategies LLC

New Holders

Andrey Zarur

Baird Venture Partners V Limited Partnership

BVP V Affiliates Fund Limited Partnership

BVP V Special Affiliates Limited Partnership

Fall Line Endurance Fund, LP

Furneaux Capital Holdco, LLC

Khosla Ventures Seed B (CF), LP

Khosla Ventures Seed B, LP

Khosla Ventures V, LP

Kodiak III Entrepreneurs Fund, L.P.

Kodiak Venture Partners III, L.P.

MLS Capital Fund II, L.P.

Morningside Venture Investments Limited

S2G Ventures Fund I, L.P.

S2G Ventures Fund II, L.P.

S2G Ventures Fund III, L.P.

Series Greenlight

Series Greenlight 2

Independent Directors

David Brewster

Deval L. Patrick

Dean Seavers